UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report (Date of earliest event reported): June 10, 2013

PLEXUS CORP.
________________________________________________________________________
(Exact name of registrant as specified in its charter)
Wisconsin                 001-14423                 39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, Wisconsin                 54956
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code:
(920) 969-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2013, Todd P. Kelsey was named as Chief Operating Officer of Plexus Corp. (“Plexus” or the “Company”).
Mr. Kelsey, age 48, began serving as Plexus’ Senior Vice President, Global Customer Services in 2007, and was named Executive Vice President in 2011. Mr. Kelsey joined Plexus in 1994 as a Design Engineer, and served as Vice President and then as Senior Vice President of Plexus’ Technology Group from 2001 to 2007. Mr. Kelsey earned his B.S. and M.S. in electrical engineering from the University of Wisconsin-Madison and his M.B.A from the University of Wisconsin-Oshkosh.
As a result of Mr. Kelsey’s new responsibilities, his base salary was increased to $450,000 annually and his annual cash incentive targeted award opportunity under the Variable Incentive Compensation Plan was increased to 80% of his base salary. Since Mr. Kelsey is currently an executive officer of the Company, and is one of its “named executive officers,” information regarding the other features of his compensation and the terms of his employment (including his change in control agreement) is included in “Compensation Discussion and Analysis” and “Executive Compensation” in Plexus’ definitive proxy statement for its 2013 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on December 12, 2012, and is incorporated herein by reference.
The Company’s press release announcing this change is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01     Other Events.

Also on June 10, 2013, Steven J. Frisch was named Executive Vice President, Global Customer Services. Mr. Frisch has been with Plexus since 1990, serving as Senior Vice President of Global Engineering Solutions since 2007, and concurrently as Regional President – Plexus EMEA since 2010. Mr. Frisch holds a B.S. in electrical engineering and technology from the Milwaukee School of Engineering and a M.S. in electrical engineering and computer science from Marquette University.

The Company’s press release announcing this change, and other related developments, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statement and Exhibits.

(d) Exhibits.

99.1     Plexus Corp. Press Release, dated June 10, 2013.

* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2013		PLEXUS CORP.
(Registrant)

	By:	/s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Senior Vice President, General Counsel,
Corporate Compliance Officer and
Secretary

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